UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

TIDEWATER INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6311	72-0487776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400 Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 470-5300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TDW	New York Stock Exchange
Series A Warrants to purchase shares of common stock	TDW.WS.A	New York Stock Exchange
Series B Warrants to purchase shares of common stock	TDW.WS.B	New York Stock Exchange
Warrants to purchase shares of common stock	TDW.WS	NYSE American
Preferred stock purchase rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 26, 2023, Larry T. Rigdon, Chairman of the Board of Directors (the “Board”) of Tidewater Inc. (the “Company”), notified the Company of his decision to retire from Board, and as such, not to stand for reelection at the Company’s 2023 Annual Meeting of Stockholders to be held on June 26, 2023 (“2023 Annual Meeting”). Mr. Rigdon will continue to serve as Chairman of the Board for the remainder of his term until the conclusion of the 2023 Annual Meeting. Effective upon Mr. Rigdon’s retirement and expiration of his term, the Board plans to appoint Dick Fagerstal, who currently serves as the Lead Independent Director and Chair of the Audit Committee of the Board, as Chairman of the Board. Mr. Rigdon’s decision to retire and not stand for re-election was not caused in whole or in party by a disagreement with the Company on any matter relating to the Company’s operations policies or practices.

Cautionary Note Regarding Forward-Looking Statements. This current report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which are based on the Company’s current expectations, beliefs, and plans. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. Words such as “will,” “may,” “expect,” “plan,” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this news release. Unless legally required, the Company’s does not undertake any obligation to update, modify, or withdraw any forward-looking statements due to new information, future events, or otherwise. Forward-looking statements are not guarantees of future actions or performance as they involve assumptions that may prove to be incorrect and risks and uncertainties, including those that are beyond the Company’s control. Factors that may cause actual results to differ materially from forward-looking statements can be found in the Company’s public disclosures and filings with the U.S. Securities and Exchange Commission (SEC), which may be accessed at the Company’s website at tdw.com or the SEC’s website at sec.gov.

Item 8.01. Financial Statements and Exhibits.

A copy of the press release issued by the Company, dated April 27, 2023, announcing Mr. Rigdon’s retirement and describing the Board leadership transition discussed above is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished with this Form 8-K:

Exhibit Number	Description
99.1	Press Release dated April 27, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIDEWATER INC

Date: April 27, 2023	By:	/s/ Daniel A. Hudson
Daniel A. Hudson
Executive Vice President, General Counsel and Corporate Secretary